                         SHORT-TERM INVESTMENTS TRUST


                           PRIVATE INVESTMENT CLASS
                                    of the
                       TREASURY TAXADVANTAGE PORTFOLIO


                      Supplement dated January 30, 1998
                              to the Prospectus
                           dated December 17, 1997


Effective February 4, 1998, purchase orders and redemption requests received by A I M Fund Services, Inc., the Transfer Agent of the Portfolio, after 3:00 p.m. Eastern Time on a business day of the Portfolio will be effected at the net asset value determined on the next business day.

Effective February 4, 1998, (1) the net asset value per share of the Portfolio will be determined daily as of 3:00 p.m. Eastern Time on each business day of the Portfolio, (2) dividends from the net income of the Portfolio will be declared daily to shareholders of record of the Class of the Portfolio immediately after 3:00 p.m. Eastern Time, and (3) information concerning the amount of the dividends declared on any particular day will normally be available by 4:00 p.m. Eastern Time on that day.

Any request for correction to a transaction of Portfolio shares must be submitted in writing to the Transfer Agent. The Transfer Agent reserves the right to reject any such request. When a correction results in a dividend adjustment, the institution must agree in writing to reimburse the Portfolio for any loss resulting from the correction. Failure to deliver purchase proceeds on the requested settlement date may result in a claim against the institution for an amount equal to the overdraft charge incurred by the Portfolio.